                                                                    EXHIBIT 99

                BECTON DICKINSON REPORTS THIRD QUARTER RESULTS;
                    CHARGES REDUCE NET INCOME BY $69 MILLION

     Franklin Lakes, NJ (July 21, 1999) - Becton Dickinson and Company
(NYSE: BDX) announced today results for its fiscal third quarter ended June 30, 1999, which included the previously announced effects of restructuring and other charges totaling $102 million pre-tax, or $69 million after-tax. Excluding these charges, diluted earnings per share were $.38. Results for the third quarter of 1998, excluding charges of $106 million after-tax, were $.37 per share. Reported earnings per share for the current quarter were $.12.

     Revenues for the quarter were $873 million, a five percent increase from last year's $834 million.

                         Charges Reduce Reported E.P.S.

     As the company indicated in April, results for the quarter would include expenses related to a voluntary retirement program and other charges. These other charges relate to exiting certain product lines, primarily in the home health care business and other activities, which reflect the company's decision to discontinue its efforts to introduce a stand-alone blood glucose monitoring product this year. These other charges also include write-downs associated with impaired assets. Of the total restructuring and other charges of $102 million pre-tax for the quarter, approximately $27 million were reported in cost of products sold to reflect the write-off of inventories for the exited product lines. The effect of these charges on diluted earnings per share was $.26.

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                     Helping All People Live Healthy Lives

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                                       2

                        Segment and Geographic Revenues

     By business segment, medical supplies and devices revenues for the quarter were $495 million, a four percent increase from last year's $474 million. Particularly strong performance was reported by the company's infusion therapy and pre-fillable syringe businesses.

     Diagnostic systems revenues were $378 million for the quarter, an increase of five percent over last year's $359 million. Especially strong results were reported for the company's flow cytometry business.

     On a geographic basis, revenues in the United States were $450 million for the quarter, a two percent increase from last year's $442 million. Revenues from non-U.S. markets were $423 million compared with $392 million a year ago, or an increase of eight percent.

                              Nine Months Results

     For the nine months ended June 30, 1999, revenues increased 11 percent to $2.516 billion, compared with $2.274 billion last year. Net income for the nine months was $199 million or $.75 per diluted share, including the restructuring and other charges in the current quarter.

                                      ###

     This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the company's performance, including future revenues, products and income, or events or developments that the company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to, competitive factors, changes in regional, national or foreign economic conditions, changes in interest or foreign currency exchange rates, delays in product introductions, Year 2000 issues, and changes in health care or other governmental regulation, as well as other factors discussed herein and in the company's filings with the Securities and Exchange Commission.



                   -  Selected Financial Schedules Follow -

BECTON DICKINSON AND COMPANY
SELECTED FINANCIAL SCHEDULES
Amounts in thousands, except per-share data

STATEMENTS                                    Three Months Ended June 30,
OF OPERATIONS                                 1999                 1998     % Change
-------------------------------------------------------------------------------------
REVENUES                                             $873,002    $833,561        4.7

Cost of products sold                                 461,323     419,007       10.1
Selling and administrative                            231,924     234,418       (1.1)
Research and development                               50,694      80,859      (37.3)
Special charges                                        75,553      90,945         NM
-------------------------------------------------------------------------
TOTAL OPERATING COSTS
 AND EXPENSES                                         819,494     825,229       (0.7)
-------------------------------------------------------------------------

OPERATING INCOME                                       53,508       8,332         NM

Interest expense, net                                 (16,877)    (17,526)      (3.7)
Other expense, net                                     (1,267)     (1,815)     (30.2)
-------------------------------------------------------------------------

INCOME (LOSS) BEFORE
 INCOME TAXES                                          35,364     (11,009)        NM

Income tax provision (benefit)                          2,240      (1,024)        NM
-------------------------------------------------------------------------

NET INCOME (LOSS)                                    $ 33,124    $ (9,985)        NM
-------------------------------------------------------------------------

EARNINGS (LOSS) PER SHARE

 Basic                                                  $0.13      $(0.04)        NM
 Diluted                                                $0.12      $(0.04)        NM
-------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

 Basic                                                250,075     246,604
 Diluted                                              265,072     246,604
-------------------------------------------------------------------------

NM - Not Meaningful



                                                 Three Months Ended June 30,
SUMMARY OF REVENUES                                      1999        1998   % Change
------------------------------------------------------------------------------------

BY BUSINESS SEGMENT

Medical Supplies and Devices                         $495,135    $474,351        4.4
Diagnostic Systems                                    377,867     359,210        5.2
-------------------------------------------------------------------------

TOTAL REVENUES                                       $873,002    $833,561        4.7
-------------------------------------------------------------------------

BY GEOGRAPHIC AREA

United States                                        $449,616    $441,662        1.8
International                                         423,386     391,899        8.0
-------------------------------------------------------------------------

TOTAL REVENUES                                       $873,002    $833,561        4.7
-------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SELECTED FINANCIAL SCHEDULES
Amounts in thousands, except per-share data

STATEMENTS                                  Nine Months Ended June 30,
OF OPERATIONS                               1999                  1998      % Change
-------------------------------------------------------------------------------------
REVENUES                                         $2,515,932    $2,273,634       10.7

Cost of products sold                             1,276,293     1,137,890       12.2
Selling and administrative                          688,044       619,575       11.1
Research and development                            167,255       169,285       (1.2)
Special charges                                      75,553        90,945         NM
-------------------------------------------------------------------------
TOTAL OPERATING COSTS
 AND EXPENSES                                     2,207,145     2,017,695        9.4
-------------------------------------------------------------------------

OPERATING INCOME                                    308,787       255,939       20.6

Interest expense, net                               (53,506)      (39,194)      36.5
Other income (expense), net                           1,218        (7,112)        NM
-------------------------------------------------------------------------

INCOME BEFORE
  INCOME TAXES                                      256,499       209,633       22.4

Income tax provision                                 57,103        62,962       (9.3)
-------------------------------------------------------------------------

NET INCOME                                       $  199,396    $  146,671       35.9
-------------------------------------------------------------------------

EARNINGS PER SHARE

 Basic                                                $0.79         $0.59       33.9
 Diluted                                              $0.75         $0.56       33.9
-------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

 Basic                                              249,213       245,054
 Diluted                                            265,335       260,684
-------------------------------------------------------------------------

NM - Not Meaningful



                                                  Nine Months Ended June 30,
SUMMARY OF REVENUES                                    1999          1998   % Change
------------------------------------------------------------------------------------

BY BUSINESS SEGMENT

Medical Supplies and Devices                     $1,404,078    $1,230,601       14.1
Diagnostic Systems                                1,111,854     1,043,033        6.6
-------------------------------------------------------------------------

TOTAL REVENUES                                   $2,515,932    $2,273,634       10.7
-------------------------------------------------------------------------

BY GEOGRAPHIC AREA

United States                                    $1,266,967    $1,232,409        2.8
International                                     1,248,965     1,041,225       20.0
-------------------------------------------------------------------------

TOTAL REVENUES                                   $2,515,932    $2,273,634       10.7
-------------------------------------------------------------------------